SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2016
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to "we," "us," "our" or the "Company" refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation ("GFN U.S."); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively "Southern Frac"); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively "Pac-Van"); and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 23	Consent of Crowe Horwath LLP

i

Item 8.01   Other Events

General Finance Corporation (the "Company") filed a Registration Statement on Form S-3 (No. 333-199514) on October 22, 2014, as amended by Amendment No. 1 to Registration Statement on Form S-3 filed on November 3, 2014.  The Company hereby files an Exhibit 23 hereto a revised and updated consent from the Company's independent registered public accounting firm, Crowe Horwath LLP ("Crowe Horwath"). The consent of Crowe Horwath which was included as Exhibit 23 (the "Original Exhibit 23") to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the "2016 10-K"), filed on September 9, 2016, did not include a consent to the incorporation by reference in Registration Statement number 333-199514 on Form S-3 of the report of Crowe Horwath dated September 9, 2016 relating to the consolidated financial statements, the financial statement schedule listed in Item 15(a) and the effectiveness of internal control over financial reporting appearing in the 2016 10-K.

The revised and updated consent attached hereto as Exhibit 23 (the "Revised Exhibit 23") supersedes and replaces the Original Exhibit 23. The Revised Exhibit 23 does not change any previously reported financial results of operations or any disclosures contained in the 2016 Form 10-K.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

23	Consent of Crowe Horwath dated December 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 9, 2016	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

23	Consent of Crowe Horwath dated December 8, 2016

3